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As filed with the Securities and Exchange Commission on April 30, 1997

                                                      Registration No. 333-01745
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933



                           THE PROGRESSIVE CORPORATION
             (Exact name of registrant as specified in its charter)



             OHIO                                      34-0963169
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



      6300 Wilson Mills Road   Mayfield Village, Ohio 44143  (216)461-5000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                          David M. Schneider, Secretary
                           The Progressive Corporation
                             6300 Wilson Mills Road
                          Mayfield Village, Ohio 44143
                                  (216)446-7870
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   Copies to:

         R. Steven Kestner                          Keith L. Kearney
         Baker & Hostetler LLP                      Davis Polk & Wardwell
         3200 National City Center                  450 Lexington Avenue
         Cleveland, Ohio 44114                      New York, New York 10017


Amending the Registration Statement to remove from registration the unsold securities offered thereby.

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           The offering of Debt Securities of The Progressive Corporation, an
Ohio corporation (the "Company") pursuant to the Registration Statement on Form S-3 (Commission File No. 333-01745) (the "Registration Statement") has been terminated. This Post-Effective Amendment No. 1 to the Registration Statement hereby deregisters and withdraws from registration under the Securities Act of 1933 a total of $100,000,000 of Debt Securities of the Company which remain unsold at the termination of the offering.





























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                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Mayfield Village, State of Ohio, on April 30, 1997.

                                             THE PROGRESSIVE CORPORATION



                                             By /s/ David M. Schneider
                                                -------------------------------
                                                David M. Schneider, Secretary


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated below on April 30, 1997.

           Signature                                  Title
           ---------                                  -----


           PETER B. LEWIS*                  Chairman, President, Director and
----------------------------------          Principal Executive Officer
           Peter B. Lewis


           CHARLES B. CHOKEL*               Treasurer and Principal
----------------------------------          Financial Officer
           Charles B. Chokel


           JEFFREY W. BASCH*                Principal Accounting Officer
----------------------------------
           Jeffrey W. Basch


           MILTON N. ALLEN*                 Director
----------------------------------
           Milton N. Allen


           B. CHARLES AMES*                 Director
----------------------------------
           B. Charles Ames


                                            Director
----------------------------------
           Charles A. Davis


           STEPHEN R. HARDIS*               Director
----------------------------------
           Stephen R. Hardis


           JANET HILL*                      Director
----------------------------------
           Janet Hill


           NORMAN S. MATTHEWS*              Director
----------------------------------
           Norman S. Matthews

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           DONALD B. SHACKELFORD*           Director
----------------------------------
           Donald B. Shackelford


           PAUL B. SIGLER*                  Director
----------------------------------
           Paul B. Sigler





* David M. Schneider, by signing his name hereto, does sign this document on behalf of the persons indicated above pursuant to a power of attorney duly executed by such persons and filed as an exhibit to the Registration Statement.



           /s/ David M. Schneider
           --------------------------
           David M. Schneider,
           Attorney-in-fact












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